VANGUARD INDEX TRUST
                            VANGUARD TAX-MANAGED FUND
                         VANGUARD SPECIALIZED PORTFOLIOS
                    VANGUARD INTERNATIONAL EQUITY INDEX FUND

                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                  JULY 24, 1998



The following nonfundamental investment limitations no longer apply to the funds listed above:


 (i) The Fund will not invest more than 5% of its assets in the securities of issuers which have, with predecessors, a record of less than three years' continuous operation, and
 (ii)The Fund will not purchase or retain any security if one or more officers, trustees, or partners of a Fund or its investment adviser individually owns or would own, directly or beneficially, more than one-half of 1% of the securities of such issuer, and in the aggregate such persons own or would own more than 5% of such securities.


These limitations originally applied to the funds because of state regulations that have since been superseded by federal law.


                                                                            PSPB